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EXHIBIT 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 33-23671) of Continental Materials Corporation of our reports dated March 11, 2002 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

PricewaterhouseCoopers LLP

Chicago, Illinois
March 28, 2002

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  EXHIBIT 23
CONSENT OF INDEPENDENT ACCOUNTANTS